CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
REVENUES:
Time charter revenues	$ 31,812	$ 37,091
Prepaid charter revenue amortization	(5,825)	(9,710)
Time charter revenues, net	25,987	27,381
EXPENSES:
Voyage expenses	160	417
Vessel operating expenses	12,833	16,660
Depreciation	4,915	5,706
Management fees	0	305
General and administrative expenses	3,128	2,669
Impairment losses	0	32,626
Loss on vessels' sale	695	4,271
Foreign currency losses	5	61
Operating income / (loss)	4,251	(35,334)
OTHER INCOME / (EXPENSES):
Interest and finance costs	(3,358)	(1,543)
Interest income	42	33
Total other expenses, net	(3,316)	(1,510)
Net income / (loss)	$ 935	$ (36,844)
Earnings / (loss) per common share, basic and diluted	$ 0.03	$ (1.14)
Weighted average number of common shares, basic and diluted	35,812,135	32,273,274